                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 23, 2004

                               Bernard Chaus, Inc.
                               -------------------
             (Exact name of registrant as specified in its charter)

New York                       1-9169                     13-2807386
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(State or other jurisdiction   (Commission File Number)   (IRS Employer
of incorporation)                                         Identification Number)

530 Seventh Avenue, New York, New York                           10018
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(Address of principal executive offices)                      (Zip Code)

       Registrant's telephone number, including area code: (212) 354-1280

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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

     On November 23, 2004, Bernard Chaus, Inc. (the "Company") dismissed
Deloitte & Touche LLP ("Deloitte") as the Company's independent registered public accounting firm. On the same date, the Company engaged Mahoney Cohen &
Company, CPA, P.C. ("Mahoney Cohen") as the Company's independent registered public accounting firm. The decision to change independent registered public accounting firms and the appointment of the new independent registered public accounting firm was made by the Audit Committee of the Company's Board of
Directors.

     The audit reports of Deloitte on the consolidated financial statements of the Company for the fiscal years ended June 30, 2004 and June 30, 2003 contained no adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

     During the fiscal years ended June 30, 2004 and June 30, 2003 and through the date hereof, the Company had no disagreement with Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of
Deloitte, would have caused them to make reference to such disagreement in their reports for such periods; and there were no reportable events as defined in Item
304(a)(1)(v) of Regulation S-K .

     Deloitte was provided a copy of the above disclosures and was requested to furnish the Company with a letter addressed to the Securities and Exchange
Commission stating whether it agrees with the above statements and, if not, stating the respects in which it does not agree. A letter from Deloitte is attached hereto as Exhibit 16.

     During the fiscal years ended June 30, 2004 and June 30, 2003 and through the date hereof, the Company did not consult with Mahoney Cohen regarding any of the matters or reportable events set forth in Item 304(a)(2)(i) and (ii) of
Regulation S-K.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits

            Exhibit 16    Letter from Deloitte & Touche LLP to the Securities
                          and Exchange Commission dated November 29, 2004.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             BERNARD CHAUS, INC.
                                             (Registrant)

Date: November  29, 2004                     By: /s/ Josephine Chaus
                                                 -------------------------------
                                                 Name:  Josephine Chaus
                                                 Title: Chief Executive Officer